UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2023

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on our Current Report on Form 8-K filed on August 14, 2023, 180 Life Sciences Corp., a Delaware corporation (the “Company”), agreed to issue and sell to certain investors, including a certain institutional investor (the “Purchaser”), an aggregate of: (i) 666,925 shares (the “August Shares”) of the Company’s common stock, $0.0001 par value (the “Common Stock”), (ii) pre-funded warrants (the “August Pre-Funded Warrants”) to purchase up to 3,948,460 shares of Common Stock, and (iii) warrants (the “August Common Warrants”) to purchase up to 4,615,385 shares of Common Stock, in the case of the Purchaser, pursuant to a securities purchase agreement, dated as of August 9, 2023, between the Company and the Purchaser (the “August SPA”).

As previously reported on our Current Report on Form 8-K filed on October 13, 2023, the Company received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with the shareholder approval requirements set forth in Nasdaq Listing Rule 5635(d).

On November 28, 2023, the Company entered into Amendment No. 1 to the August SPA with the Purchaser (the “SPA Amendment”), pursuant to which (i) the Purchaser agreed to pay an additional $830,769.30 in connection with the repricing of the August Shares and August Pre-Funded Warrants (the “Repricing Amount”), (ii) the Company agreed to issue to the Purchaser (x) pre-funded warrants to purchase up to 4,886,878 shares of Common Stock, with an exercise price of $0.0001 per share (the “Pre-Funded Warrants”), and (y) warrants to purchase up to 9,064,098 shares of Common Stock, with an exercise price of $0.17 per share (the “Common Warrants” and, together with the Pre-Funded Warrants, the “Warrants”), and (iii) the Company and the Purchaser agreed to enter into the Warrant Amendment Agreement (as defined and described below).

The Warrants will not be exercisable until the Company obtains Stockholder Approval (as defined in the SPA Amendment) with respect to the issuance of the 13,950,976 shares of Common Stock upon exercise of the Warrants (the “Warrant Shares”), at which point the Pre-Funded Warrants will remain exercisable until all of the Pre-Funded Warrants are exercised in full, and the Common Warrants will remain exercisable until the fifth anniversary of the Stockholder Approval Date (as defined in the SPA Amendment).

The SPA Amendment contains certain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions. Pursuant to the SPA Amendment, the Company has agreed that, subject to certain exceptions, it will not conduct any issuances of Common Stock (or equivalents thereof) from the Closing Date until 15 days after the Stockholder Approval Date. The SPA Amendment also requires the Company to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register the resale by the Purchaser of the Warrant Shares within sixty (60) days of the date of the SPA Amendment.

In accordance with the SPA Amendment, the Company entered into a warrant amendment agreement with the Purchaser, dated November 28, 2023 (the “Warrant Amendment Agreement”), whereby the Company agreed to amend the following outstanding warrants held by the Purchaser: (i) warrants to purchase up to 2,571,429 shares of Common Stock, issued on December 22, 2022, and amended in January 2023, April 2023 and August 2023; (ii) warrants to purchase up to 306,604 shares of Common Stock, issued on July 20, 2022 and amended in April 2023 and August 2023; (iii) warrants to purchase up to 1,570,680 shares of Common Stock, issued on April 10, 2023 and August 2023; and (iv) warrants to purchase up to 4,615,385 shares of Common Stock underlying the August Common Warrants (collectively, the “Existing Common Warrants”). Pursuant to the Warrant Amendment Agreement, the Existing Common Warrants will be amended (the “Warrant Amendment”) such that they will not be exercisable until the company obtains stockholder approval for the issuance of up to 9,064,098 shares of Common Stock upon exercise of the Existing Common Warrants (the “Existing Common Warrant Shares”). The Existing Common Warrants will have an exercise price equal to $0.17 per share, and the Existing Common Warrants will expire on the fifth anniversary of the Stockholder Approval Date. The other terms of the Existing Common Warrants will remain unchanged.

The closing of the transactions is expected to occur on December 1, 2023 (the “Closing Date”). Upon the closing of the transactions, the Company expects to regain compliance with Nasdaq Listing Rule 5635(d).

For purposes of obtaining Stockholder Approval of the issuance of the Warrant Shares and the Existing Common Warrant Shares, the Company has agreed to hold a Stockholder Meeting (as defined in the SPA Amendment) on or prior to the date that is ninety (90) days following the Closing Date. If the Company does not obtain Stockholder Approval at the first Stockholder Meeting, the Company will call a Stockholder Meeting every ninety (90) days thereafter until the earlier of: (i) the date on which Stockholder Approval is obtained or (ii) the Warrants and the Existing Common Warrants are no longer outstanding.

Simultaneously with the closing of the transactions, the Company expects to enter into a warrant agent agreement (the “Warrant Agent Agreement”) with Continental Stock Transfer & Trust Company (“Continental”), pursuant to which Continental will act as warrant agent with respect to the Warrants to be issued by the Company.

The form of Warrant Agent Agreement, the form of Pre-Funded Warrant, the form of Common Warrant, the Warrant Amendment Agreement and the SPA Amendment are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 10.1 respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the terms of the Warrant Agent Agreement, the Pre-Funded Warrant, the Common Warrant, the Warrant Amendment Agreement and the SPA Amendment are qualified in their entirety by reference to such exhibits.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Warrants and Warrant Shares is hereby incorporated by reference into this Item 3.02. The Warrants and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant Agent Agreement for Pre-Funded Warrants and Common Warrants
4.2	Form of Pre-Funded Warrant (included as Annex A to Exhibit 4.1)
4.3	Form of Common Warrant (included as Annex B to Exhibit 4.1)
4.4	Warrant Amendment Agreement, dated November 28, 2023, by and between the Company and the Purchaser
10.1+	Amendment No.1 to the Securities Purchase Agreement, dated November 28, 2023, by and between 180 Life Sciences Corp. and the Purchaser
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Pursuant to Item 601(a)(5) of Regulation S-K, schedules have been omitted and will be furnished on a supplemental basis to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

180 LIFE SCIENCES CORP.

Date: November 29, 2023	By:	/s/ James N. Woody
James N. Woody, M.D., Ph.D.
Chief Executive Officer

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